Exhibit 23.2


                      PRICEWATERHOUSECOOPERS [LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference into the registration statement on Form S-8 (File No. 33-94322) of our report dated June 11, 1998, on our audits of the financial statements and financial highlights of Winfield Capital Corp. as of March 31, 1998 and 1997 and for each of the two years in the period ended March 31, 1998.


                                                   PRICEWATERHOUSECOOPERS LLP


New York, New York
April 19, 1999



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